SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported):  October 28, 1997 (October 27,
1997)



                              COMFORCE Corporation
             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
                 (State or Other Jurisdiction of Incorporation)



        1-6081                                         36-2262248
(Commission File Number)                    (I.R.S. Employer Identification No.)




2001 Marcus Avenue, Lake Success, NY                                    11042
(Address of Principal Executive Offices)                              (Zip Code)




Registrant's Telephone Number, Including Area Code: (516) 328-7300

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ITEM 5.  OTHER EVENTS.


     COMFORCE Corporation incorporates herein the description of the transaction included in Exhibit 99.1 to this Current Report on Form 8-K.

         (c)      Exhibits

99.1              Press Release dated October 27, 1997.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     COMFORCE Corporation
                                     (Registrant)



                                     By  /s/ Andrew Reiben
                                         ---------------------------------------
                                         Andrew Reiben, Chief Accounting Officer

Dated: October 28, 1997